Exhibit 10.1

Execution Version

MEMBER SUPPORT AGREEMENT

This MEMBER SUPPORT AGREEMENT is made and entered into as of September 19, 2021 (this “Agreement”), by and among Cartesian Growth Corporation, an exempted company incorporated under the laws of the Cayman Islands (“SPAC”), Tiedemann Wealth Management Holdings, LLC, a Delaware limited liability company (“TWMH”), TIG Trinity GP, LLC, a Delaware limited liability company (“TIG GP”), TIG Trinity Management, LLC, a Delaware limited liability company (“TIG MGMT” and, together with TIG GP, the “TIG Entities” and, together with TWMH, each a “Company” and collectively the “Companies”), certain members of TWMH whose names appear on the signature pages of this Agreement (the “TWMH Members”), certain members of TIG GP whose names appear on the signature pages of this Agreement (the “TIG GP Members”) and certain members of TIG MGMT whose names appear on the signature pages of this Agreement (the “TIG MGMT Members” and, together with the TWMH Members and the TIG GP Members, each a “Member” and, collectively, the “Members”).

WHEREAS, SPAC, Rook MS LLC, a Delaware limited liability company (“Umbrella Merger Sub”), Alvarium Investments Limited, an English private limited Company (“Alvarium”), the Companies, and Alvarium Tiedemann Capital, LLC, a Delaware limited liability company (“Umbrella”), propose to enter into, contemporaneously herewith, that certain Business Combination Agreement, dated as of the date hereof (the “BCA”; terms used but not defined in this Agreement shall have the meanings ascribed to them in the BCA); and

WHEREAS, as of the date hereof, (a) the TWMH Member owns the TWMH Interests set forth opposite his name on Exhibit A hereto, (b) each TIG GP Member owns the TIG GP Interests set forth opposite such TIG GP Member’s name on Exhibit B hereto, and (c) each TIG MGMT Member owns the TIG MGMT Interests set forth opposite such TIG MGMT Member’s name on Exhibit C hereto (all such TWMH Interests, TIG GP Interests and TIG MGMT Interests and any TWMH Interests, TIG GP Interests and TIG MGMT Interests of which ownership is hereafter acquired by the Members prior to the termination of this Agreement being referred to herein as the “Interests”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Binding Effect of Business Combination Agreement; Agreement to Vote; Reorganization.

(a) Each Member hereby acknowledges that it has read the BCA and this Agreement and has had the opportunity to consult with its tax and legal advisors with respect hereto and thereto prior to executing this Agreement.

(b) The TWMH Member, by this Agreement, with respect to his TWMH Interests, hereby agrees to vote, at any meeting of the TWMH Members, and in any action by written consent of the TWMH Members, all of the TWMH Interests held by the TWMH Member at such time (i) in favor of the approval and adoption of the BCA and the Transactions (including the Reorganization and the Umbrella Merger); (ii) in favor of any other matter reasonably necessary to the consummation of the Transactions and considered and voted upon by the TWMH Members; (iii) in favor of any proposal to adjourn a meeting of the TWMH Members at which there is a proposal to adopt and approve the BCA if there are not sufficient votes to adopt the proposals described in clause (i) above or if there are not sufficient Interests present in person or represented by proxy to constitute a quorum; and (iv) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of TWMH under the BCA or that would reasonably be expected to result in the failure of the Transactions from being consummated. Immediately prior to the execution and delivery of the BCA by the parties thereto, the TWMH Member has executed and delivered to TWMH the TWMH Members Written Consent which shall, pursuant to, and in accordance with, the BCA, be delivered by TWMH to SPAC immediately following the execution and delivery of the BCA. The TWMH Member acknowledges receipt and review of a copy of the BCA.

(c) Each TIG GP Member, by this Agreement, with respect to his or its TIG GP Interests, severally and not jointly, hereby agrees to vote, at any meeting of the TIG GP Members, and in any action by written consent of the TIG GP Members, all of the TIG GP Interests held by such TIG GP Member at such time (i) in favor of the approval and adoption of the BCA and the Transactions (including the Reorganization and the Umbrella Merger), (ii) in favor of any other matter reasonably necessary to the consummation of the Transactions and considered and voted upon by the TIG GP Members; (iii) in favor of any proposal to adjourn a meeting of the TIG GP Members at which there is a proposal to adopt and approve the BCA if there are not sufficient votes to adopt the proposals described in clause (i) above or if there are not sufficient Interests present in person or represented by proxy to constitute a quorum; and (iv) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of TIG GP under the BCA or that would reasonably be expected to result in the failure of the Transactions from being consummated. Immediately prior to the execution and delivery of the BCA by the parties thereto, each TIG GP Member has executed and delivered to TIG GP the TIG GP Members Written Consent which shall, pursuant to, and in accordance with, the BCA, be delivered by TIG GP to SPAC immediately following the execution and delivery of the BCA. Each TIG GP Member acknowledges receipt and review of a copy of the BCA.Each TIG MGMT Member, by this Agreement, with respect to his or its TIG MGMT Interests, severally and not jointly, hereby agrees to vote, at any meeting of the TIG MGMT Members, and in any action by written consent of the TIG MGMT Members, all of the TIG MGMT Interests held by such TIG MGMT Member at such time (i) in favor of the approval and adoption of the BCA and the Transactions (including the Reorganization and the Umbrella Merger), (ii) in favor of any other matter reasonably necessary to the consummation of the Transactions and considered and voted upon by the TIG MGMT Members, (iii) in favor of any proposal to adjourn a meeting of the TIG MGMT Members at which there is a proposal to adopt and approve the BCA if there are not sufficient votes to adopt the proposals described in clause (i) above or if there are not sufficient Interests present in person or represented by proxy to constitute a quorum; and (iv) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of TIG MGMT under the BCA or that would reasonably be expected to result in the failure of the Transactions from being consummated. Immediately prior to the execution and delivery of the BCA by the parties thereto, each TIG MGMT Member has executed and deliver to TIG MGMT the TIG MGMT Members Written Consent which shall, pursuant to, and in accordance with, the BCA, be delivered by TIG MGMT to SPAC immediately following the execution and delivery of the BCA. Each TIG MGMT Member acknowledges receipt and review of a copy of the BCA.

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(d) Each Member hereby agrees that it shall not enter into any commitment, agreement, understanding, or similar arrangement to vote or give voting instructions or express consent or dissent in writing in any manner inconsistent with the foregoing (an “Inconsistent Agreement”).

(e) Each Member, severally and not jointly, agrees to take any and all actions, and to execute and deliver any and all documents and agreements, deemed necessary or appropriate by any of SPAC or the Companies in order to implement the Reorganization on a timely basis and as contemplated by the BCA, including pursuant to, and in accordance with, the Reorganization Plan set forth on Exhibit D to the BCA.

2. Transfer of Interests. Each Member, severally and not jointly, agrees that it shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Interests or otherwise agree to do any of the foregoing, except for a sale, assignment or transfer pursuant to the BCA, (b) deposit any Interests into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Interests or (d) take any action that would have the effect of preventing or disabling the Member from performing its obligations hereunder.

3. No Solicitation of Transactions. Each Member, severally and not jointly, agrees not to, directly or indirectly, through any officer, director, representative, agent or otherwise, (a) initiate, solicit, facilitate or encourage (including by way of furnishing non-public information), directly or indirectly, whether publicly or otherwise, any inquiries, offers or proposals with respect to, or the making of, any Company Acquisition Proposal (or that would reasonably be expected to encourage or lead to a Company Acquisition Proposal), (b) engage in any negotiations or discussions concerning, or provide access to or furnish non-public information regarding, a Company’s or any Company Subsidiary’s properties, assets, personnel, books or records or any Confidential Information or data to, any person relating to a Company Acquisition Proposal (or that would reasonably be expected encourage or lead to a Company Acquisition Proposal), (c) enter into, engage in or maintain discussions or negotiations with respect to any Company Acquisition Proposal (or inquiries, proposals or offers or other communications that would reasonably be expected to encourage or lead to any Company Acquisition Proposal) or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, offers, efforts, discussions or negotiations, (d) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Company Acquisition Proposal, (e) approve, endorse, recommend, execute or enter into any agreement, arrangement or understanding, letter of intent, memorandum of understanding, term sheet, acquisition agreement, merger agreement, business combination agreement, transaction agreement, option agreement, joint venture agreement, partnership agreement or other written arrangement relating to any Company Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Company Acquisition Proposal, or (f) resolve or agree to do any of the foregoing actions or otherwise authorize or permit any of its representatives to take any such action. Each Member shall, and shall instruct and cause its representatives and agents to, immediately cease and cause to be terminated any solicitations, discussions or negotiations with any parties (other than the parties to the BCA and their respective representatives) in connection with a Company Acquisition Proposal (other than the Transactions) and each Member acknowledges that any action taken by it or any representative of it inconsistent with the restrictions set forth in this Section 3, whether or not such representative is purporting to act on the such Member’s behalf, shall be deemed to constitute a breach of this Section 3 by such Member.

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4. New Interests. If (a) any Companies’ interests are issued to a Member after the date of this Agreement pursuant to any recapitalization, reclassification, combination, or exchange of Interests or otherwise, (b) a Member purchases, is granted, or otherwise acquires record and/or beneficial ownership of any Companies’ interests after the date of this Agreement, or (c) a Member acquires the right to vote or share in the voting (including, without limitation, by proxy or power of attorney) of any Companies’ interests after the date of this Agreement (collectively, “New Interests”), then such New Interests shall constitute Interests and shall be subject to the terms of this Agreement to the same extent as if they constituted the Interests owned or controlled by such Member as of the date hereof.

5. Further Assurances. Each Member shall take, or cause to be taken, all such further actions and do, or cause to be done, all things, including, but not limited to, execution of all such proper agreements, deeds, assignments, assurances and other instruments, reasonably necessary (including under applicable Laws) to effect the actions required to consummate the Umbrella Merger and the other transactions contemplated by this Agreement and the BCA, in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.

6. No Challenges. Each Member agrees not to, and shall direct its Representatives not to, bring, commence, institute, maintain, voluntarily aid, join in, facilitate, assist or encourage, and agrees to take all actions necessary to, and to direct its Representatives to, opt out of any class in any class action with respect to, any claim, derivative or otherwise, against SPAC, Merger Sub, any of the Companies or any of their respective successors or directors, (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement; or (b) alleging a breach of any fiduciary duty of any person (or that such person may be alleged to have, including to any of the Companies or any other holder of Interests) in connection with the evaluation, negotiation or entry into the BCA or this Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit such Member from enforcing such Member’s rights under this Agreement.

7. Consent to Disclosure. Each Member hereby consents to the publication and disclosure in the Proxy Statement/Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by SPAC or any of the Companies to any Governmental Authority or to securityholders of SPAC) of such Member’s identity and beneficial ownership of Interests and the nature of such Member’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by SPAC or any of the Companies, a copy of this Agreement. Each Member will promptly provide any information reasonably requested by SPAC or any of the Companies for any regulatory application or filing made or approval sought in connection with the transactions contemplated by the BCA (including filings with the SEC), subject to confidentiality obligations that may be applicable to information furnished to any of the Companies or Company Subsidiary by third parties that may be in such Company’s or Company Subsidiary’ possession from time to time, and except for any information that is subject to attorney-client privilege (provided, that to the extent reasonably possible, the parties shall cooperate in good faith to permit disclosure of such information in a manner that preserves such privilege or compliance with such confidentiality obligation), to the extent permitted by applicable law.

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8. Standstill. From the date of this Agreement until the earlier of the Closing or the termination of the BCA in accordance with its terms, each Member agrees not to engage in any transaction involving any securities of SPAC, without SPAC’s prior written consent.

9. Public Announcements. No Member will make any public announcement or issue any public communication regarding this Agreement, the BCA, the transactions contemplated hereby or thereby or any matter related to the foregoing, without the prior written consent of the SPAC and the Companies, except: (a) if such announcement or other communication is required by applicable Laws or the rules of any stock exchange, in which case the disclosing Member shall, to the extent permitted by applicable Laws, first allow the SPAC and the Companies to review such announcement or communication and have the opportunity to comment thereon, and such disclosing Member shall consider such comments in good faith; (b) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 9; and (c) announcements and communications to Governmental Authorities in connection with registrations, declarations and filings required to be made as a result of the BCA.

10. Representations and Warranties. Each Member, severally and not jointly, represents and warrants to SPAC as follows:

(a) The execution, delivery and performance by such Member of this Agreement and the consummation by such Member of the transactions contemplated hereby do not and will not (i) conflict with or violate any United States or non-United States Law applicable to such Member, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any lien or encumbrance on any Interests (other than under this Agreement, the BCA and the agreements contemplated by the BCA, including the other Ancillary Agreements), or (iv) conflict with or result in a breach of or constitute a default under any provision of such Member’s governing documents, if applicable.

(b) As of the date of this Agreement, the TWMH Member owns exclusively and has good, valid and marketable title to the TWMH Interests set forth opposite the TWMH Member’s name on Exhibit A free and clear of any Lien, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement, (ii) applicable securities Laws, and (iii) the TWMH Operating Agreement, and as of the date of this Agreement, the TWMH Member has the sole power (as currently in effect) to vote and full right, power and authority to sell, transfer and deliver such TWMH Interests, and the TWMH Member does not own, directly or indirectly, any other TWMH Interests.

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(c) As of the date of this Agreement, each TIG GP Member owns exclusively and has good, valid and marketable title to the TIG GP Interests set forth opposite such TIG GP Member’s name on Exhibit B free and clear of any Lien, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement, (ii) applicable securities Laws, and (iii) the TIG GP Operating Agreement, and as of the date of this Agreement, such TIG GP Member has the sole power (as currently in effect) to vote and full right, power and authority to sell, transfer and deliver such TIG GP Interests, and such TIG GP Member does not own, directly or indirectly, any other TIG GP Interests.

(d) As of the date of this Agreement, each TIG MGMT Member owns exclusively and has good, valid and marketable title to the TIG MGMT Interests set forth opposite such TIG MGMT Member’s name on Exhibit C free and clear of any Lien, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement,

(ii) applicable securities Laws, and (iii) the TIG MGMT Operating Agreement, and as of the date of this Agreement, such TIG MGMT Member has the sole power (as currently in effect) to vote and full right, power and authority to sell, transfer and deliver such TIG MGMT Interests, and such TIG MGMT Member does not own, directly or indirectly, any other TIG MGMT Interests.

(e) Such Member is a sophisticated investor and has adequate information concerning the business and financial condition of SPAC and the Companies to make an informed decision regarding this Agreement and the transactions contemplated by the BCA and has independently and without reliance upon SPAC or any of the Companies or any affiliate thereof, and based on such information as such Member has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Member acknowledges that SPAC and the Companies have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Member acknowledges that the agreements contained herein with respect to the Interests held by such Member are irrevocable.

(f) Such Member has the power, authority and capacity to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by such Member.

11. Termination. This Agreement and the obligations of the Members under this Agreement shall automatically terminate upon the earliest of (a) the Umbrella Merger Effective Time, (b) the termination of the BCA in accordance with its terms, and (c) the mutual agreement of the parties hereto. Upon termination of this Agreement, neither party shall have any further obligations or liabilities under this Agreement; provided that nothing in this Section 11 shall relieve any party of liability for any breach of this Agreement occurring prior to termination. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Closing or the termination of this Agreement.

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12. Miscellaneous.

(a) Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or e-mail address for a party as shall be specified in a notice given in accordance with this Section 12(b)):

If to SPAC, to:

Cartesian Growth Corporation

505 Fifth Avenue, Suite 1500

New York, NY 10017

Attention: Peter Yu

Email: peter@cartesiangrowth.com

with a copy to:

Greenberg Traurig, LLP

MetLife Building

200 Park Avenue

New York, New York 10166

Attention:	Alan I. Annex
Adam	Namoury
Email:	annexa@gtlaw.com
namourya@gtlaw.com

if to TWMH, to:

Tiedemann Wealth Management Holdings, LLC

520 Madison Avenue, 26th Floor

New York, NY 10022

Attention: Kevin Moran

Email: KMoran@tiedemannadvisors.com

with a copy to:

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Attention: Craig Sklar

Email: sklar@sewkis.com

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if to the TIG Entities, to:

TIG Trinity GP, LLC

TIG Trinity Management, LLC

520 Madison Avenue, 26th Floor

New York, NY 10022

Attention: Spiros Maliagros; Michael Fastert

Email: smaliagros@tigfunds.com; mfastert@tigfunds.com

with a copy to:

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Attention: Craig Sklar

Email: sklar@sewkis.com

If to a Member, to the address or email address set forth for Member on the signature page hereof.

(c) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(d) This Agreement, the BCA and Ancillary Agreements constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any party hereto without the prior express written consent of the other parties hereto.

(e) This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and SPAC’s permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. No Member shall be liable for the breach by any other Member of this Agreement.

(f) The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled, to the fullest extent permitted by Law, to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

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(g) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that State. Any Action arising out of or relating to this Agreement or the transactions contemplated hereby shall, to the fullest extent permitted by applicable Law, be heard and determined exclusively in any New York State court or Federal court of the United States of America sitting in New York City in the Borough of Manhattan. To the fullest extent permitted by applicable Law, the parties hereto hereby (i) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any party, and (ii) agree not to commence any such Action except in the courts described above in New York, other than any Action in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. To the fullest extent permitted by applicable Law, each of the parties hereto further agrees that notice as provided herein shall constitute sufficient service of process and the parties hereto further waive any argument that such service is insufficient. To the fullest extent permitted by applicable Law, each of the parties hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (A) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) that (x) the Action in any such court is brought in an inconvenient forum, (By) the venue of such Action is improper, or (z) this Agreement or the transactions contemplated hereby, or the subject matter hereof, may not be enforced in or by such courts.

(h) This Agreement may be executed and delivered (including by facsimile or portable document format (PDF) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(i) At the request of SPAC, in the case of any Member, or at the request of the Members, in the case of SPAC, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(j) This Agreement shall not be effective or binding upon any Member until after such time as the BCA is executed and delivered by the Companies, SPAC, Alvarium, Umbrella and Umbrella Merger Sub.

(k) Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any Action directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any Action, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 12(k).

[SIGNATURE PAGES FOLLOW]

[Signature page to Member Support Agreement]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CARTESIAN GROWTH CORPORATION

By:	/s/ Peter Yu
Name:	Peter Yu
Title:	Chief Executive Officer

TIEDEMANN WEALTH MANAGEMENT HOLDINGS, LLC

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	CEO

TIG TRINITY GP, LLC

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	CEO

TIG TRINITY MANAGEMENT, LLC

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann
Title:	CEO

[Signature page to Member Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

EVERS REVOCABLE TRUST

By:	/s/ William D. Evers, J.
Name:	William D. Evers, J.

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

TWMH MEMBER:

By:	/s/ Adam Gentile
Name:	Adam Gentile

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

[Signature page to Member Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Adam Gentile
Name:	Adam Gentile

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

[Signature page to Member Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Alex Hokanson
Name:	Alex Hokanson

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

[Signature page to Member Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Amanda Flynn
Name:	Amanda Flynn

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Andrew Douglass
Name:	Andrew Douglass

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Antonio Casal
Name:	Antonio Casal, trustee
Antonio Casal & Ana Isabel Casal Living Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Ben Evers
Name:	Ben Evers

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Brad Lackey
Name:	Brad Lackey

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Brian L. Neiman
Name:	Brian L. Neiman

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Brian Pierson
Name:	Brian Pierson

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Brittany Cook
Name:	Brittany Cook

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Brodie Cobb
Name:	Brodie Cobb

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Brooke Connell
Name:	Brooke Connell

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Bruce Brugler
Name:	Bruce Brugler, Trustee
Brugler Family Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Carl Hans Tiedemann III
Name:	Carl Hans Tiedemann III

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Leigh Tiedemann
Name:	Leigh Tiedemann
Special Investment Trustee
CHT Fam Trust Ar 3rd fbo Leigh Tiedemann

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Mark B Tiedemann
Name:	Mark B Tiedemann, Special Investment
Trustee of cht Fam Trust Ar 3rd fbo Mark Tiedemann

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:
Cobb Descendants Trust

By:	/s/ Brodie Cobb
Name:	Brodie Cobb

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:
Cobb Partners

By:	/s/ Brodie Cobb
Name:	Brodie Cobb

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Colin Carter
Name:	Colin Carter

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Craig L. Smith
Name:	Craig L. Smith

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Richard Nye
Name:	Richard Nye

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Bradford D. Harrison
Name:	Bradford D. Harrison
Managing Member
Dollar Mountain, LLC

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Edward M. Lazar
Name:	Edward M. Lazar

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Pablo Ferreri
Name:	Pablo Ferreri, Trustee
The Ferreri-Hackett Living Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Frances Daniels Cobb
Name:	Frances Daniels Cobb

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Hayes A. Roberts
Name:	Hayes A. Roberts Trust U/D/D July 7, 2021
Hayes A. Roberts, Trustee

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Zachary Rubin
Name:	Zachary Rubin for The Jacob Dann Zlot 2021 GST Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ J.B. Berties
Name:	James B. Berties, Trustee

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Jennifer Ayer
Name:	Jennifer Ayer

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Jerome C. Deren
Name:	Jerome C. Deren

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Joseph Melican
Name:	Joseph Melican

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Julie Dunnington
Name:	Julie Dunnington

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Kent Insley
Name:	Kent Insley

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Kevin Moran
Name:	Kevin Moran

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Kimberly Evans
Name:	Kimberly Evans

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Leigh Tiedemann
Name:	Leigh Tiedemann

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Mark deVries
Name:	Mark deVries

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Glenn Darden
Name:	Glenn Darden, Chairman

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Michael Glenn Tiedemann
Name:	Michael Glenn Tiedemann 2012 Delaware Trust, Tiedemann Trust Company, Trustee

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Michael Brady
Name:	Michael Brady

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Nelson E. Bowers II
Name:	Nelson E. Bowers II

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Zachary Rubin
Name:	Zachary Rubin for The Noah Morris Zlot 2021 GST Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Robert B. Morris III
Name:	Robert B. Morris III, Trustee

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Eric Russell
Name:	Eric Russell

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Samantha Dean
Name:	Samantha Dean

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Zachary Rubin
Name:	Zachary Rubin for The Samuel Wolf Zlot 2021 GST Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Stephen T. Aucamp
Name:	Stephen T. Aucamp, Trustee of the Stephen J. Aucamp Revocable Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Steve Scott
Name:	Steve Scott

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Rob Weeber
Name:	Rob Weeber

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Teresa M. Wells
Name:	Teresa M. Wells

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Christopher Scott Dauer
Name:	Christopher Scott Dauer for The Alexis Galen Brugler 2021 GST Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Christopher Scott Dauer
Name:	Christopher Scott Dauer for The Duncan Chase Brugler 2021 GST Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Christopher Scott Dauer
Name:	Christopher Scott Dauer for The Kelly Nicole Brugler 2021 GST Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:
The Leslie T. Merrick 2012 Irrevocable Trust

By:	/s/ Nicholas Merrick
Name:	Nicholas Merrick

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:
The Nicholas A. Merrick 2012 Irrevocable Trust

By:	/s/ Nicholas Merrick
Name:	Nicholas Merrick

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Steve Scott
Name:	Steve Scott, President
West Bay Capital, LLC

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ William H. Donaldson
Name:	William H. Donaldson

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ William Lamm
Name:	William Lamm

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ William S. Price III
Name:	William S. Price III

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Michael Yelverton
Name:	Michael Yelverton

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Yves-Andre Istel
Name:	Yves-Andre Istel

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER:

By:	/s/ Jeff Zlot
Name:	Jeff Zlot for the Zlot Family Trust

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TWMH MEMBER: Chauncey Close, LLC

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Edmonds Bafford
Name:	Edmonds Bafford

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Laurie Birrittella
Name:	Laurie Birrittella

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ John Carbine
Name:	John Carbine

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBER:

By:	/s/ Hayes A. Roberts
Name:	Carl Tiedemann Irrevocable Trust,
Tiedemann Trust Company as Trustee
Hayes A. Roberts, Managing Director

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Grace Crandall
Name:	Grace Crandall

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Michael Fastert
Name:	Michael Faster

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Paul Gleize
Name:	Paul Gleize

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Spiros Maliagros
Name:	Spiros Maliagros

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ George Sophocles
Name:	George Sophocles

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Steve Tangredi
Name:	Steve Tangredi

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Barbara Warga
Name:	Barbara Warga

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

Swartberg Holding 2 AG

By:	/s/ Robert Weeber
Name:	Robert Weeber
Title:	Chairman

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ James Marler
Name:	James Marler
Title:	President

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Robert Jakacki
Name:	Robert Jakacki
Title:	Director

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG GP MEMBERS:

By:	/s/ Drew Figdor
Name:	Drew Figdor

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Edmonds Bafford
Name:	Edmonds Bafford

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Laurie Birrittella
Name:	Laurie Birrittella

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ John Carbine
Name:	John Carbine

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Hayes A. Roberts
Name:	Carl Tiedemann Irrevocable Trust,
Tiedemann Trust Company as Trustee
Hayes A. Roberts, Managing Director

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Grace Crandall
Name:	Grace Crandall

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Michael Fastert
Name:	Michael Fastert

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Paul Gleize
Name:	Paul Gleize

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Spiros Maliagros
Name:	Spiros Maliagros

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ George Sophocles
Name:	George Sophocles

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Steve Tangredi
Name:	Steve Tangredi

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Michael Tiedemann
Name:	Michael Tiedemann

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Barbara Warga
Name:	Barbara Warga

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Rob Weeber
Name:	Robert Weeber
Title:	Chairman

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ James Marler
Name:	James Marler
Title:	President

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Robert Jakacki
Name:	Robert Jakacki
Title:	Director

Address and email address for purposes of Section 12(b):

Name:

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIG MGMT MEMBERS:

By:	/s/ Drew Figdor
Name:	Drew Figdor

Address and email address for purposes of Section 12(b):

Name:

Address:

Email: